EXHIBIT 10.1

WARRANT EXCHANGE AGREEMENT

This WARRANT EXCHANGE AGREEMENT (this “Agreement”), dated as of April 30, 2014, by and between Alliqua, Inc., a Florida corporation (the “Company”), and each of the holders of the Company’s warrants set forth on the signature pages hereto (each, a “Holder” and collectively, the “Holders”).

WHEREAS, in May 2010, in connection with a series of private placement transactions, the Company issued (i) five year warrants to purchase up to an aggregate of 140,709 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at an exercise price of $8.75 per share (the “$8.75 Warrants”) and (ii) five year warrants to purchase up to an aggregate of 140,709 shares of Common Stock at an exercise price of $7.00 per share (the “$7.00 Warrants” and together with the $8.75 Warrants, the “Warrants”), to the investors in such private placements;

WHEREAS, each Holder owns those certain Warrants to purchase such shares of Common Stock as are listed on Schedule A attached hereto (the “Warrant Shares”) and has requested that the Company exchange such Holder’s Warrants, for no additional consideration, for such number of shares of Common Stock that is equal to a fraction, (i) the numerator of which is the number of Warrant Shares issuable upon the exercise of such Holder’s Warrants and (ii) the denominator of which shall be five (5) (such shares, the “Exchange Shares” and such exchange of Warrants for Exchange Shares, the “Exchange”);

WHEREAS, in order to improve the capital structure of the Company, the Company desires to consummate the Exchange pursuant to the terms proposed by the Holders;

WHEREAS, following the Exchange, the Warrants shall be automatically cancelled and terminated and the Holders shall have no further rights pursuant to the Warrants; and

WHEREAS, the Exchange is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, in consideration of the premises and mutual covenants herein below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	The Exchange. At the Closing (as defined below), the Company and the Holders shall, pursuant to Section 3(a)(9) of the Securities Act, exchange the Warrants and the Exchange Shares, as follows:

a.	Closing. The Exchange shall occur remotely via exchange of signatures on such later date as is mutually agreed to by the Company and the Holders (the “Closing”). The Holders understand that this Agreement is not binding on the Company until the Company accepts it, which acceptance is in the Company’s sole discretion, by executing this Agreement where indicated.

b.	Exchange Shares. The Holders shall receive the number of Exchange Shares equal to one-fifth (1/5th) of the number of Warrant Shares and as further set forth on Schedule A hereto.

c.	Consideration. At the Closing, the Exchange Shares shall be issued to each Holder in exchange for such Holder’s Warrants without the payment of any other consideration by such Holder that would not be consistent with the application of Section 3(a)(9) of the Securities Act to the issuance of the Exchange Shares. Each Holder hereby agrees that, upon and subject to the Closing, all of the Company’s obligations under the terms and conditions of such Holder’s Warrants shall be automatically terminated and cancelled in full without any further action required, and that this Section 1(c) shall constitute an instrument of termination and cancellation of such Warrants.

d.	Delivery. In the Exchange, the Company shall, at the Closing, deliver the Exchange Shares to each Holder in certificated form. Each Holder shall deliver or cause to be delivered to the Company (or its designee), within five (5) trading days after the Closing, the original Warrants. For the avoidance of doubt, as of the Closing all of the Holders’ rights under the terms and conditions of the Warrants shall be extinguished.

e.	Other Documents. The Company and the Holders shall execute and/or deliver such other documents and agreements as are reasonably necessary to effectuate the Exchange pursuant to the terms of this Agreement.

2.	Representations and Warranties.

a.	Holders’ Representations and Warranties. Each Holder hereby represents and warrants to the Company:

i.	Such Holder is either an individual or an entity validly existing and in good standing under the laws of the jurisdiction of its organization.

ii.	This Agreement has been duly authorized, validly executed and delivered by such Holder and is a valid and binding agreement and obligation of such Holder enforceable against such Holder in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and such Holder has full power and authority to execute and deliver this Agreement and the other agreements and documents referred to in Section 1(e) and to perform its obligations hereunder and thereunder.

iii.	Such Holder understands that the Exchange Shares are being offered, sold, issued and delivered to it in reliance upon specific provisions of federal and applicable state securities laws, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Holder set forth herein for purposes of qualifying for exemptions from registration under the Securities Act and applicable state securities laws.

iv.	Such Holder is not acquiring the Exchange Shares as a result of any advertisement, article, notice or other communication regarding the Exchange Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

v.	Such Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Exchange Shares, and has so evaluated the merits and risks of such investment. Such Holder is able to bear the economic risk of an investment in the Exchange Shares and, at the present time, is able to afford a complete loss of such investment.

vi.	Such Holder acknowledges that the offer, sale, issuance and delivery of the Exchange Shares to it is intended to be exempt from registration under the Securities Act, by virtue of Section 3(a)(9) thereof. Such Holder understands that the Exchange Shares may be sold or transferred only in compliance with all federal and applicable state securities laws.

vii.	Such Holder understands that the Exchange Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and such Holder is acquiring the Exchange Shares as principal for its own account and not with a view to or for distributing or reselling such Exchange Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Exchange Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Exchange Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Holder’s right to sell the Exchange Shares in compliance with applicable federal and state securities laws). Such Holder is acquiring the Exchange Shares hereunder in the ordinary course of its business.

viii.	Such Holder owns and holds, beneficially and of record, the entire right, title, and interest in and to such Holder’s Warrants free and clear of all rights and Encumbrances (as defined below). Such Holder has full power and authority to transfer and dispose of the Warrants to the Company free and clear of any right or Encumbrance. Other than the transactions contemplated by this Agreement, there is no outstanding vote, plan, pending proposal, or other right of any person to acquire all or any of the Warrants. As used herein, “Encumbrances” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future. The Warrants set forth opposite such Holder’s name on Schedule A hereto constitutes all of the Warrants owned or held of record or beneficially owned or held by such Holder.

b.	Company Representations and Warranties. The Company hereby represents and warrants to the Holders:

i.	The Exchange Shares have been duly authorized by all necessary corporate action, and, when issued and delivered in accordance with the terms hereof, the Exchange Shares shall be validly issued and outstanding, fully paid and nonassessable, and, except as otherwise set forth herein, free and clear of all liens, encumbrances and rights of refusal of any kind.

ii.	This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and the Company has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

iii.	The Company represents that it has not paid, and shall not pay, any commissions or other remuneration, directly or indirectly, to any third party for the solicitation of the Exchange contemplated by this Agreement. Other than the exchange of a Holder’s Warrants, the Company has not received and will not receive any consideration from such Holder for the Exchange Shares to be issued to such Holder pursuant to this Agreement.

iv.	The Company has not, nor has any person acting on its behalf, directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the Exchange and the issuance of the Exchange Shares pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from delivering the Exchange Shares to each Holder pursuant to Section 3(a)(9) of the Securities Act, nor will the Company take any action or steps that would cause the Exchange, issuance and delivery of the Exchange Shares to be integrated with other offerings to the effect that the delivery of the Exchange Shares to the Holders would be seen not to be exempt pursuant to Section 3(a)(9) of the Securities Act.

v.	For the purposes of Rule 144 of the Securities Act, the Company acknowledges that the holding period of the Exchange Shares may be tacked onto the holding period of the Warrants pursuant to Rule 144(d)(3)(ii).

3.	Miscellaneous.

a.	Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all other prior and contemporaneous agreements and understandings, both oral and written, between the Holders and the Company with respect to the subject matter hereof.

b.	Amendment. This Agreement may only be amended with the written consent of the Holders and the Company.

c.	Successors. All the covenants and provisions of this Agreement by or for the benefit of the Holders or the Company shall bind and inure to the benefit of their respective successors and assigns.

d.	Applicable Law; Consent to Jurisdiction. The validity, interpretation and performance of this Agreement shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Each of the parties hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each party hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

e.	Counterparts. This Agreement may be executed in original or facsimile counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all of such counterparts shall together constitute but one and the same instrument.

f.	Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

g.	No Commissions. Neither the Company nor any Holder has paid or given, or will pay or give, to any person, any commission, fee or other remuneration, directly or indirectly, in connection with the transactions contemplated by this Agreement.

* * * * * * *

IN WITNESS WHEREOF, this Warrant Exchange Agreement has been duly executed by the undersigned as of the date first written above.

ALLIQUA, INC.

By:	/s/ Brian Posner
Name:	Brian Posner
Title:	Chief Financial Officer

[Holder Signature Page To Follow]

[Company Signature Page to Warrant Exchange Agreement]

IN WITNESS WHEREOF, this Warrant Exchange Agreement has been duly executed by the undersigned as of the date first written above.

HOLDER:
Alexander Hasenfeld, Inc. Profit Sharing Plan

By: /s/ Nachum Stein____________________
Name: Nachum Stein
Title: Trustee

WARRANT NUMBER: E-	NUMBER OF WARRANT SHARES: ______________
WARRANT NUMBER: F-	NUMBER OF WARRANT SHARES: ______________

[Company Signature Page to Warrant Exchange Agreement]

IN WITNESS WHEREOF, this Warrant Exchange Agreement has been duly executed by the undersigned as of the date first written above.

HOLDER:
American European Group______

By: /s/ Nachum Stein___________
Name: Nachum Stein
Title: CEO

WARRANT NUMBER: E-	NUMBER OF WARRANT SHARES: ______________
WARRANT NUMBER: F-	NUMBER OF WARRANT SHARES: ______________

[Company Signature Page to Warrant Exchange Agreement]

IN WITNESS WHEREOF, this Warrant Exchange Agreement has been duly executed by the undersigned as of the date first written above.

HOLDER:
American European Insurance Company

By: /s/ Nachum Stein___________
Name: Nachum Stein
Title: CEO

WARRANT NUMBER: E-	NUMBER OF WARRANT SHARES: ______________
WARRANT NUMBER: F-	NUMBER OF WARRANT SHARES: ______________

[Company Signature Page to Warrant Exchange Agreement]

IN WITNESS WHEREOF, this Warrant Exchange Agreement has been duly executed by the undersigned as of the date first written above.

HOLDER:
Blue Wave Advisors, LLC_______

By: /s/ Nic Lesmeister___________
Name: Nic Lesmeister
Title: VP

WARRANT NUMBER: E-	NUMBER OF WARRANT SHARES: ______________
WARRANT NUMBER: F-	NUMBER OF WARRANT SHARES: ______________

[Company Signature Page to Warrant Exchange Agreement]

IN WITNESS WHEREOF, this Warrant Exchange Agreement has been duly executed by the undersigned as of the date first written above.

HOLDER:
F&N Associates_____________

By: /s/ Nachum Stein_________
Name: Nachum Stein
Title: GP

WARRANT NUMBER: E-	NUMBER OF WARRANT SHARES: ______________
WARRANT NUMBER: F-	NUMBER OF WARRANT SHARES: ______________

[Company Signature Page to Warrant Exchange Agreement]

IN WITNESS WHEREOF, this Warrant Exchange Agreement has been duly executed by the undersigned as of the date first written above.

HOLDER:
HSI Partnership_______________

By: /s/ Nachum Stein___________
Name: Nachum Stein
Title: GP

WARRANT NUMBER: E-	NUMBER OF WARRANT SHARES: ______________
WARRANT NUMBER: F-	NUMBER OF WARRANT SHARES: ______________

[Company Signature Page to Warrant Exchange Agreement]

IN WITNESS WHEREOF, this Warrant Exchange Agreement has been duly executed by the undersigned as of the date first written above.

HOLDER:
___________________________

By: /s/ Eddy Hsu_____________
Name: Eddy Hsu
Title:

WARRANT NUMBER: E-	NUMBER OF WARRANT SHARES: ______________
WARRANT NUMBER: F-	NUMBER OF WARRANT SHARES: ______________

[Company Signature Page to Warrant Exchange Agreement]

IN WITNESS WHEREOF, this Warrant Exchange Agreement has been duly executed by the undersigned as of the date first written above.

HOLDER:
John S. Lemak IRA Rollover________

By:_/s/ John S. Lemak_____________
Name:
Title:

WARRANT NUMBER: E-	NUMBER OF WARRANT SHARES: ______________
WARRANT NUMBER: F-	NUMBER OF WARRANT SHARES: ______________

[Company Signature Page to Warrant Exchange Agreement]

IN WITNESS WHEREOF, this Warrant Exchange Agreement has been duly executed by the undersigned as of the date first written above.

HOLDER:
_______________________________

By:/s/ Joseph I. Kazarnovsky _______
Name: Joseph I. Kazarnovsky
Title:

WARRANT NUMBER: E-	NUMBER OF WARRANT SHARES: ______________
WARRANT NUMBER: F-	NUMBER OF WARRANT SHARES: ______________

[Company Signature Page to Warrant Exchange Agreement]

IN WITNESS WHEREOF, this Warrant Exchange Agreement has been duly executed by the undersigned as of the date first written above.

HOLDER:

By:/s/ Ralph Reider _______
Name: Ralph Reider
Title:

WARRANT NUMBER: E-	NUMBER OF WARRANT SHARES: ______________
WARRANT NUMBER: F-	NUMBER OF WARRANT SHARES: ______________

[Company Signature Page to Warrant Exchange Agreement]

IN WITNESS WHEREOF, this Warrant Exchange Agreement has been duly executed by the undersigned as of the date first written above.

HOLDER:
Sandor Capital Master Fund________

By:/s/ John S. Lemak _____________
Name: John S. Lemak
Title: General Partner

WARRANT NUMBER: E-	NUMBER OF WARRANT SHARES: ______________
WARRANT NUMBER: F-	NUMBER OF WARRANT SHARES: ______________

[Company Signature Page to Warrant Exchange Agreement]

IN WITNESS WHEREOF, this Warrant Exchange Agreement has been duly executed by the undersigned as of the date first written above.

HOLDER:
/________________________________

By: /s/ Nachum Stein________________
Name: Nachum Stein
Title:

WARRANT NUMBER: E-	NUMBER OF WARRANT SHARES: ______________
WARRANT NUMBER: F-	NUMBER OF WARRANT SHARES: ______________

[Company Signature Page to Warrant Exchange Agreement]

IN WITNESS WHEREOF, this Warrant Exchange Agreement has been duly executed by the undersigned as of the date first written above.

HOLDER:
Palladium Capital Advisors, LLC______________

By: /s/ Joel Padowitz________________________
Name: Joel Padowitz
Title: CEO

WARRANT NUMBER: E-	NUMBER OF WARRANT SHARES: ______________
WARRANT NUMBER: F-	NUMBER OF WARRANT SHARES: ______________

[Company Signature Page to Warrant Exchange Agreement]

SCHEDULE A

Name of Warrant Holder	Warrant Number	Number of Warrant Shares	Number of Exchange Shares
Alexander Hasenfeld, Inc. Profit Sharing Plan	E-1	3,657	731
Alexander Hasenfeld, Inc. Profit Sharing Plan	F-1	3,657	731
American European Group	E-2	4,571	914
American European Group	F-2	4,571	914
American European Insurance Company	E-3	22,857	4,571
American European Insurance Company	F-3	22,857	4,571
Blue Wave Advisors LLC	E-4	6,857	1,371
Blue Wave Advisors LLC	F-4	6,857	1,371
F&N Associates	E-5	914	183
F&N Associates	F-5	914	183
HSI Partnership	E-6	4,571	914
HSI Partnership	F-6	4,571	914
Eddy Hsu	E-7	9,143	1,829
Eddy Hsu	F-7	9,143	1,829
John S. Lemak IRA Rollover	E-8	9,143	1,829
John S. Lemak IRA Rollover	F-8	9,143	1,829
Joseph I. Kazarnovsky	E-9	11,429	2,286
Joseph I. Kazarnovsky	F-9	11,429	2,286
Ralph Reider	E-10	11,429	2,286
Ralph Reider	F-10	11,429	2,286
Sandor Capital Master Fund, L.P.	E-11	22,857	4,571
Sandor Capital Master Fund, L.P.	F-11	22,857	4,571
Nachum Stein	E-13	4,571	914
Nachum Stein	F-13	4,571	914
Palladium Capital Advisors, LLC	E-14	10,423	2,085
Palladium Capital Advisors, LLC	F-14	10,423	2,085

[Company Signature Page to Warrant Exchange Agreement]